September 24, 2026

SCHWARTZ INVESTMENT TRUST

SUPPLEMENT TO MAY 1, 2026

STATEMENT OF ADDITIONAL INFORMATION

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Undiscovered Fund (AVEUX)

Ave Maria Value Fund (AVEMX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Bond Fund (AVEFX)

Effective immediately, the disclosure in the section “Potential Conflicts of Interest“ on page 40 of the Statement of Additional Information, which describes any material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund(s) and the management of other accounts, is replaced in its entirety with the following:

Potential Conflicts of Interest. The Adviser manages the Funds alongside other accounts, including private client accounts, and the Adviser’s 401(k) retirement plan account for the benefit of its employees (“401k Account”). As a result, potential conflicts of interest may arise because the Adviser may have a direct or indirect financial interest in certain accounts that differ from the interests of the Funds and their shareholders. Conflicts of interest may also arise when the same security is purchased or sold for multiple accounts or when investment opportunities are limited.

The Adviser has adopted policies and procedures designed to address these potential conflicts of interest and to prevent any account in which the Adviser or its employees may have an interest from being favored over a Fund. The Adviser’s 401k Account is treated as an “inside account” and may not trade a security on the same day a Fund is trading the same security, or is considering or planning to trade that security. In addition, the Adviser maintains trade allocation aggregation and personal trading procedures designed to ensure that investment opportunities are allocated fairly and that the interests of the Funds and their shareholders are placed ahead of the personal interest of the Adviser and its employees.

Please retain this Supplement for Future Reference.